UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Permian Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 N. Marienfeld St., Ste 1000 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-4222

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 3, 2023, Permian Resources Corporation (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission announcing the consummation of a previously announced acquisition of Earthstone Energy, Inc., a Delaware corporation (“Earthstone”), and its subsidiaries (the “Merger”) pursuant to an Agreement and Plan of Merger, dated as of August 21, 2023, by and among the Company, Smits Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, Smits Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, Permian Resources Operating, LLC, a Delaware limited liability company, Earthstone and Earthstone Energy Holdings, LLC, a Delaware limited liability company. The Merger was completed on November 1, 2023. On September 19, 2023, the Company filed a Current Report on Form 8-K to provide certain historical financial statements and pro forma financial information relating to the Merger. This Current Report on Form 8-K is being filed to provide certain additional pro forma financial information relating to the Merger.

Item 8.01.	Other Events.

The unaudited condensed consolidated financial statements of Earthstone and the unaudited pro forma combined financial statements of the Company, in each case as of and for the nine months ended September 30, 2023, are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit

99.1	Unaudited Condensed Consolidated Financial Statements of Earthstone.

99.2	Unaudited Pro Forma Combined Financial Statements of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

Date: November 8, 2023	By:	/s/ Guy M. Oliphint
Guy M. Oliphint
Executive Vice President and Chief Financial Officer